                                                                   Exhibit 3.132


                            CERTIFICATE OF AMENDMENT

                                       TO

                     THE CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                           183 HOTEL ASSOCIATES, LTD.


     The undersigned general partner, having filed an original Certificate of Limited Partnership, hereby duly execute this Certificate of Amendment of Limited Partnership, which is being filed with the Secretary of State in accordance with Section 2.02 of the Texas Revised Limited Partnership Act.

          FIRST:    The name of the limited partnership is 183 Hotel
Associates, Ltd.

          SECOND:   The Certificate of Limited Partnership is amended in its
entirety as follows:

          "1.  The name of the limited partnership is 183 Hotel Associates, Ltd.

          2. The address of the registered office and the name and address of the registered agent for service of process required to be maintained by
Section 1.06 of the Texas Revised Limited Partnership Act (the "Act") is:


               American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220

          3. The address of the principal office in the United States where records are to be kept or made available under Section 1.07 of the Act is:

               c/o American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220

          4. The name, mailing address and street address of the business of the general partner is:

               AGH UPREIT LLC
               c/o American General Hospitality Corporation
               3860 West Northwest Highway, Ste. 300
               Dallas, Texas 75220."
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Signed on this 8th day of July, 1996.

     [NEW]     GENERAL PARTNER:

               AGH UPREIT LLC

               BY: AMERICAN GENERAL HOSPITALITY
                   CORPORATION, member

                   By: /s/ Kenneth E. Barr
                       __________________________
                       Name: Kenneth E. Barr
                       Title: EVP

               BY: AMERICAN GENERAL HOSPITALITY
                   OPERATING PARTNERSHIP, L.P., member

                   BY: AGH GP, Inc., general partner

                       By: /s/ Kenneth E. Barr
                           ______________________
                           Name: Kenneth E. Barr
                           Title: EVP

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                           183 HOTEL ASSOCIATES, LTD.

     We, the undersigned, desiring to form a limited partnership pursuant to the Texas Revised Limited Partnership Act, Article 6132a-1 of the Revised Civil Statutes of the State of Texas, hereby duly execute this Certificate of Limited Partnership, which is being filed with the Secretary of State in accordance with
Section 2.01 of the Texas Revised Limited Partnership Act. The date upon which this Certificate will be effective is the date of filing.

     The name of the Partnership is 183 Hotel Associates, Ltd.

     The address of the registered office of the Partnership is 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220, and the name and address of the registered agent for service of process is Steven D. Jorns, 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220.

     The address of the principal office of the Partnership in the United States where records are kept is 3860 W. Northwest Hwy. Suite 300, Dallas, Texas 75220.

     The name, the mailing address, and the street address of the business or residence of each general partner of the Partnership is as follows:

                                Mailing Address                    Street Address
                           (Full address, including           (Full address, including
     Name                  city, state and zip code)           city, state & zip code
---------------------      -------------------------          ------------------------
Virtual                    3860 W. Northwest Hwy.             3860 W. Northwest Hwy.
Hospitality,               Suite 300                          Suite 300
Inc., a                    Dallas, Texas 75220                Dallas, Texas 75220
Texas
Corporation

     SIGNED as of May 31, 1995.

                                        Virtual Hospitality, Inc., a
                                        Texas corporation, Sole General
                                        Partner

                                        By:  /s/ Bruce G. Wiles
                                             -----------------------------------
                                        Its: Vice President